UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21603

SPECIAL VALUE OPPORTUNITIES FUND, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

DAVID A. HOLLANDER, SECRETARY
SPECIAL VALUE OPPORTUNITIES FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2005

Date of reporting period: DECEMBER 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL SHAREHOLDER REPORT

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
December 31, 2005

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Annual Shareholder Report

December 31, 2005

Contents

Audited Financial Statements

Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities	2
Statement of Investments in Securities of Unaffiliated Issuers	3
Statement of Investments in Securities of Affiliates	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Statement of Cash Flows	9
Notes to Financial Statements	10

Supplemental Information

Portfolio Asset Allocation (Unaudited)	28
Directors and Officers (Unaudited)	29
Changes in Persons Primarily Responsible for Portfolio Management (Unaudited)	34
Supplemental Tax Information (Unaudited)	34

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Special Value Opportunities Fund, LLC

We have audited the accompanying statement of assets and liabilities of Special Value Opportunities Fund, LLC (a Delaware Limited Liability Company) (the Company), including the statements of investments, as of December 31, 2005, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended, and for the period from July 13, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Value Opportunities Fund, LLC (a Delaware Limited Liability Company) at December 31, 2005, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from July 13, 2004 (commencement of operations) to December 31, 2004, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Los Angeles, California
February 16, 2006

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities

December 31, 2005

	Cost	Fair Value
Assets
Investments in securities of unaffiliated issuers
Debt securities	$535,703,738	$560,296,410
Equity securities	18,124,525	19,367,691
Total investments in securities of unaffiliated issuers	553,828,263	579,664,101
Investments in securities of affiliates
Debt securities	22,862,972	24,724,190
Equity securities	29,617,982	52,679,800
Total investments in securities of affiliates	52,480,954	77,403,990
Total investments	606,309,217	657,068,091

Cash and cash equivalents		168,686,744
Receivable for investment securities purchased		11,875,000
Accrued interest income on securities of unaffiliated issuers		10,185,018
Accrued interest income on securities of affiliates		69,509
Prepaid expenses and other assets		322,202
Deferred debt issuance costs		6,201,327
Total assets		854,407,891

Liabilities
Credit facility payable		215,000,000
Payable for investment securities purchased		37,268,173
Performance fees payable		11,258,916
Management and advisory fees payable		1,481,250
Open option contracts written		602,290
Accrued expenses and other liabilities		1,129,515
Total liabilities		266,740,144

Preferred Stock
Auction rate money market preferred stock; $25,000/share liquidation preference;
9,520 shares authorized, 6,204 shares issued and outstanding		155,100,000
Accumulated dividends on auction rate money market preferred stock		280,054
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding		-
Series Z; $500/share liquidation preference; 400 shares authorized, issued and
outstanding		200,000
Accumulated dividends on Series Z preferred stock		249
Total preferred stock		155,580,303

Net assets applicable to common shareholders		$432,087,444

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 22,407.846 shares
issued and outstanding		$22
Paid-in capital in excess of par		393,470,057
Distributions in excess of net investment income		(11,258,916)
Accumulated net realized gain on investments		-
Accumulated net unrealized gain on investments		50,156,584
Accumulated dividends to preferred shareholders		(280,303)
Net assets applicable to common shareholders		$432,087,444

Common stock, NAV per share		$19,282.86

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments in Securities of Unaffiliated Issuers

December 31, 2005

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments
Debt Securities (67.88%)
Bank Debt (32.34%) (1)
Automobiles (-1.35%)
General Motors Corp. Revolver, LIBOR + 1.35%, due 6/16/08
(Acquired 11/29/05, Amortized Cost ($11,875,000))	$50,000,000	$(11,125,000)	(1.35%)

Diversified/Conglomerate Manufacturing (5.13%)
Revere Industries, LLC, Second Lien Term Loan, LIBOR + 9%, due 6/14/11
(Acquired 12/14/05, Amortized Cost $42,196,000)	$42,196,000	42,354,235	5.13%

Personal Transportation (14.23%)
Delta Airlines, Inc. DIP Term Loan C, LIBOR + 9%, due 3/16/08
(Acquired 9/23/05, Amortized Cost $55,417,211)	$56,261,128	58,107,224	7.04%
(Acquired 10/7/05, Amortized Cost $6,927,151)	$7,032,641	7,263,403	0.88%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 10/15/12
(Acquired 10/12/04, Amortized Cost $30,350,110)	$30,622,712	30,756,686	3.72%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 7/15/13
(Acquired 11/19/04, Amortized Cost $15,071,074)	$15,252,449	15,319,179	1.86%
(Acquired 2/28/05, Amortized Cost $2,280,673)	$2,308,120	2,318,218	0.28%
(Acquired 6/22/05, Amortized Cost $2,742,341)	$2,775,344	2,787,486	0.34%
(Acquired 8/5/05, Amortized Cost $854,476)	$864,759	868,543	0.11%
Total Personal Transportation		117,420,739

Printing/Publishing (3.89%)
Weekly Reader Corp. Tranche B Term Loan, LIBOR + 8.5% Cash + 1% PIK,
due 7/22/09 (Acquired 7/22/05, Amortized Cost $31,788,570)	$31,788,570	32,106,456	3.89%

Telecommunications (3.62%)
Integra Telecom, Inc. 1st Lien Senior Secured Term Loan, LIBOR + 7% Cash +
2% PIK, due 9/14/09 (Acquired 9/20/04, Amortized Cost $29,655,050)	$30,003,539	29,928,531	3.62%

Utilities (6.82%)
La Paloma Generating Co. Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $26,246,623) (2)	$34,463,939	24,112,053	2.92%
Mach Gen, LLC Bank Debt
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $31,417,260) (2)	$26,473,467	32,165,263	3.90%
Total Utilities		56,277,316

Corporate Debt Securities (35.54%)
Automobiles (8.12%)
EaglePicher Holdings Senior Notes, 9.75%, due 9/1/13 (2)	$40,958,000	31,537,660	3.82%
General Motors Corp. Series A Convertible Senior Debenture, 4.5%, due 3/6/32	$43,647,500	35,533,430	4.30%
Total Automobiles		67,071,090

Containers, Packaging and Glass (8.18%)
Radnor Holdings Senior Secured Tranche A Notes, LIBOR + 7.25%, due
9/15/09 (Acquired 12/1/05, Amortized Cost $64,633,585) (3)	$65,122,000	65,773,220	7.97%
Radnor Holdings Senior Secured Tranche B Notes, LIBOR + 7.25%, due
9/15/09 (Acquired 12/1/05, Amortized Cost $1,675,340) (3)	$1,688,000	1,704,880	0.21%
Total Containers, Packaging and Glass		67,478,100

Diversified/Conglomerate Service (1.61%)
Mastec, Inc. Senior Sub. Notes, 7.75%, due 2/1/08	$13,379,000	13,278,658	1.61%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments in Securities of Unaffiliated Issuers
(Continued)

December 31, 2005

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments
Debt Securities (continued)
Leisure, Amusement, Motion Pictures and Entertainment (5.17%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due 10/15/07	$40,349,000	$39,542,020	4.79%
Muzak LLC Senior Notes, 10%, due 2/15/09	$3,567,000	3,103,290	0.38%
Total Leisure, Amusement, Motion Pictures and Entertainment		42,645,310

Personal Transportation (0.55%)
Northwest Airlines, Inc. Unsecured Claim (2)	$11,917,836	4,504,942	0.55%

Printing/Publishing (0.22%)
Phoenix Color Corp. Senior Subordinated Notes, 11%, due 2/1/09	$1,935,000	1,857,600	0.22%

Telecommunications (0.63%)
UTStarcom, Inc. Convertible Notes, 0.875%, due 3/1/08	$6,354,000	5,192,915	0.63%

Utilities (6.07%)
Calpine Generating Co. Secured Floating Rate Notes, LIBOR + 9%, due 4/1/11	$38,324,000	39,090,480	4.73%
Calpine Generating Co. Secured Notes, 11.50%, due 4/1/11	$11,292,000	11,037,930	1.34%
Total Utilities		50,128,410

Miscellaneous Securities (4.99%)
Miscellaneous Securities (4)	$61,309,000	41,177,108	4.99%
Total Debt Securities of Unaffiliated Issuers (cost $535,703,738)		560,296,410

Equity and Equity Related Securities (2.34%)
Containers, Packaging and Glass (2.13%)
Radnor Holdings Series A Convertible Preferred Stock
(Acquired 10/27/05, Cost $15,901,235)	17,580,000	15,540,720	1.88%
Radnor Holdings Warrants for Non-Voting Common Stock
(Acquired 10/27/05, Cost $1,293,304)	393	1,894,363	0.23%
Radnor Holdings Warrants for Common Stock
(Acquired 10/27/05, Cost $121,761)	37	178,350	0.02%
Total Containers, Packaging and Glass		17,613,433

Diversified/Conglomerate Manufacturing (0.00%)
Put Option for 816,615 Intentia International AB Series A Common Shares, expires 3/31/06
(Acquired 2/12/05, Cost $0) - (Sweden) (2), (5), (6)	1	-	0.00%

Leisure, Amusement, Motion Pictures and Entertainment (0.21%)
Bally Total Fitness Holdings, Inc. Restricted Common Stock
(Acquired 8/24/05, Cost $808,225) (2), (7)	372,454	1,754,258	0.21%

Utilities (0%)
Mach Gen, LLC Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $0) (2), (8)	1,981	-	0.00%
Mach Gen, LLC Preferred Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $0) (2), (8)	7,092	-	0.00%
Total Utilities		-

Total Equity and Equity Related Securities of Unaffiliated Issuers (cost $18,124,525)		19,367,691

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments in Securities of Unaffiliated Issuers
(Continued)

December 31, 2005

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments
Cash and Cash Equivalents (20.42%)
Abbey National Commercial Paper, 4.26%, due 1/18/06	$40,000,000	$39,900,600	4.83%
American Express Commercial Paper, 4.26%, due 1/23/06	$18,500,000	18,443,082	2.23%
Citigroup Funding Commercial Paper, 4.29%, due 1/4/06	$18,500,000	18,484,568	2.24%
Citigroup Funding Commercial Paper, 4.24%, due 1/17/06	$20,000,000	19,889,289	2.41%
GECC Commercial Paper, 4.29%, due 1/4/06	$38,000,000	37,968,302	4.60%
UBS Finance Commercial Paper, 4.28%, due 1/10/06	$31,000,000	30,948,402	3.75%
Wells Fargo Bank Overnight REPO	$1,899,613	1,899,613	0.23%
Cash Held on Account at Various Institutions	$1,152,888	1,152,888	0.13%
Total Cash and Cash Equivalents (9)		168,686,744

Total Cash and Investments in Securities of Unaffiliated Issuers		$748,350,845	90.64%

Notes to Statement of Investments in Securities of Unaffiliated Issuers:
(1)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)	Non-income producing security.

(3)	Restricted security.

(4)	Miscellaneous Securities is comprised of six unrestricted positions.

(5)	Denominated in Swedish Kronor and converted to US Dollars.

(6)	Acquired in connection with an open call option written by the Company, as discussed in Note 2 to the financial statements.

(7)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3. On the date of acquisition, the Company owned $40,349,000 par of unrestricted Bally Total Fitness Holdings, Inc. 9.875% Senior Subordinated Notes due 10/15/07, with a carrying value of $35,507,120.

(8)	The Mach Gen common and preferred units are nondetachable from the Mach Gen bank debt listed above, and therefore may be considered to be subject to the same contractual restrictions.

(9)	Cash and cash equivalents includes $50 million designated for the unfunded General Motors Corp. Revolver (see page three in the Statement of Investments in Securities of Unaffiliated Issuers).

Aggregate purchases and aggregate sales of investment securities of unaffiliated issuers, other than Government securities, totaled $475,613,713 and $121,858,539, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities of unaffiliated issuers as of December 31, 2005 was $358,313,010, or 43.39% of total cash and investments of the Company.

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments in Securities of Affiliates (1)
December 31, 2005

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments
Debt Securities (2.99%)
Bank Debt (2.53%) (2)
Diversified/Conglomerate Manufacturing (2.53%)
Intentia International AB Secured Notes, LIBOR + 9%, due 9/14/09
(Acquired 9/13/04, Amortized Cost $18,461,702) - (Sweden)	$18,835,419	$20,907,315	2.53%

Corporate Debt Securities (0.46%)
Diversified/Conglomerate Manufacturing (0.46%)
International Wire Group Senior Secured Notes, 10%, due 10/15/11
(Received 10/20/04, Cost $4,401,270) (3)	$3,940,000	3,816,875	0.46%

Total Debt Securities of Affiliates (cost $22,862,972)		24,724,190

Equity and Equity Related Securities (6.37%)
Diversified/Conglomerate Manufacturing (6.37%)
Intentia International AB Series A Common
(Acquired 2/12/05, Cost $3,723,408) - (Sweden) (3), (4), (5), (6)	1,275,680	4,479,701	0.54%
(Acquired 9/13/04, Cost $436,499) - (Sweden) (3), (4), (5), (6)	359,893	1,263,807	0.15%
Intentia International AB Series B Common
(Acquired 9/13/04, Cost $15,876,598) - (Sweden) (3), (4), (5), (6)	13,090,237	41,042,460	4.97%
International Wire Group, Inc. Common Stock
(Received 10/20/04, Cost $9,581,477) (3), (4), (6)	637,171	5,893,832	0.71%
Total Equity and Equity Related Securities of Affiliates (cost $29,617,982)		52,679,800

Total Investments in Securities of Affiliated Issuers (cost $52,480,954)		$77,403,990	9.36%

Notes to Statement of Investments in Affiliates:

(1) The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.
(2) Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.
(3) Securities regulations temporarily restrict the sale of this security due to membership on the Board of Directors of the issuer by an affiliate of the Company.
(4) Investment is not a controlling position.
(5) Denominated in Swedish Kronor and converted to US Dollars.
(6) Non-income producing security.

Aggregate purchases and aggregate sales of investment securities of affiliated issuers, other than Government securities, totaled $3,723,408 and zero, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities of affiliated issuers as of December 31, 2005 was $77,403,990, or 9.36% of total cash and investments of the Company.

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations
For the Year Ended December 31, 2005

Investment income
Interest income from investments in securities of unaffiliated issuers	$34,403,319
Interest income from investments in affiliates	2,746,989
Income from original issue discount	194,127
Accretion of market discount	35,084
Other income	2,759,739
Total interest and related investment income	40,139,258

Operating expenses
Management and advisory fees	17,775,000
Performance fees	11,258,916
Interest expense	2,397,958
Credit enhancement fees	1,766,361
Commitment fees	985,517
Amortization of deferred debt issuance costs	949,050
Legal fees, professional fees and due diligence expenses	877,191
Insurance expense	455,345
Director fees	215,000
Other operating expenses	697,726
Total expenses	37,378,064

Net investment income	2,761,194

Net realized and unrealized gain on investments
Net realized gain on investments
Proceeds from sales, maturities and paydowns	121,858,539
Cost of investments sold, paid down, or matured	(115,524,442)
Accreted discount on investments sold or matured	(35,084)
Net realized gain on investments	6,299,013

Change in net unrealized gain on investments
Net unrealized gain, beginning of period	17,235,561
Net unrealized gain, end of period	50,156,584
Net change in unrealized gain on investments	32,921,023
Net realized and unrealized gain on investments	39,220,036

Distributions to preferred shareholders	(3,421,718)
Net change in reserve for potential distributions to preferred shareholders	1,470,359

Net increase in net assets applicable to common shareholders resulting from operations	$40,029,871

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Year Ended
	December 31, 2005	2004(1)

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of period	$235,307,573	$-

Common shareholder contributions, gross	177,750,000	248,850,000

Equity placement and offering costs charged to paid-in capital	-	(18,609,176)
Common shareholder contributions, net	177,750,000	230,240,824

Net investment income (loss)	2,761,194	(6,788,961)
Net realized gain on investments	6,299,013	301,860
Net change in unrealized gain on investments	32,921,023	17,235,561
Distributions to preferred shareholders from net investment income	(2,360,971)	-
Distributions to preferred shareholders from net realized gains on investments	(1,060,747)	-
Distributions to preferred shareholders from returns of capital	-	(432,049)
Net change in reserve for potential distributions to preferred shareholders	1,470,359	(1,749,662)
Net increase in net assets applicable to common shareholders resulting
from operations	40,029,871	8,566,749

Distributions to common shareholders from:
Net investment income	(8,159,139)	(3,500,000)
Net realized gains on investments	(5,238,266)	-
Returns of capital	(7,602,595)	-
Total distributions to common shareholders	(21,000,000)	(3,500,000)

Net assets applicable to common shareholders, end of period (including distributions in excess of net investment income of $11,258,916 and
$3,500,000, respectively)	$432,087,444	$235,307,573

See accompanying notes.

(1)The Fund commenced operations on July 13, 2004

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows

For the Year Ended December 31, 2005

Operating activities
Net increase in net assets applicable to common shareholders resulting
from operations	$40,029,871
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(6,299,013)
Net change in unrealized gain on investments	(32,921,023)
Dividends paid to preferred shareholders	3,421,718
Decrease in reserve for potential dividends to preferred shareholders	(1,470,359)
Income from original issue discount	(194,127)
Accretion of market discount	(35,084)
Income from paid in-kind capitalization and other non-cash income	(2,561,430)
Amortization of deferred debt issuance costs	949,050
Changes in assets and liabilities:
Purchases of investment securities	(479,337,121)
Proceeds from sales, maturities and paydowns of investment securities	121,858,539
Increase in receivable for investment securities purchased	(11,875,000)
Decrease in prepaid expenses and other assets	77,940
Increase in accrued interest income on securities of unaffiliated issuers	(8,581,134)
Decrease in accrued interest income on securities of affiliated issuers	14,246
Increase in payable for investment securities purchased	22,281,923
Increase in performance fees payable	11,258,916
Decrease in directors fees payable	(53,750)
Increase in accrued expenses and other liabilities	330,263
Net cash used in operating activities	(343,105,575)

Financing activities
Proceeds from draws on credit facility	440,000,000
Principal repayments on credit facility	(316,000,000)
Proceeds from issuance of common shares	177,750,000
Proceeds from issuance of auction rate money market preferred shares	82,600,000
Dividends paid to common shareholders	(24,500,000)
Dividends paid to auction rate money market preferred shareholders	(3,410,034)
Dividends paid to Series Z preferred shareholders	(11,684)
Net cash provided by financing activities	356,428,282

Net increase in cash and cash equivalents	13,322,707
Cash and cash equivalents at beginning of year	155,364,037
Cash and cash equivalents at end of year	$168,686,744

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements

December 31, 2005

1. Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced and initial funding was received on July 13, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. Babson Capital Management LLC serves as Co-Manager. TCP is controlled and managed by Tennenbaum & Co., LLC (“Tennenbaum & Co.”) and certain affiliates. The Company, TCP, Tennenbaum & Co., and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of four persons, three of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company’s common shares, $238 million of Auction Rate Money Market Preferred Shares (“APS”), $473 million under a Senior Secured Revolving Credit Facility (the “Senior Facility”), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005
1. Organization and Nature of Operations (continued)

Company. Substantially all of these investments are included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At December 31, 2005, there was $215 million outstanding under the Senior Facility.

Credit enhancement with respect to the APS and Senior Facility is provided by a AAA/Aaa rated monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.20% for unutilized portions of the Money Market preferred shares and the Senior Facility, and 0.40% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors have committed to purchase $711 million of the Company’s common shares over a two-year period on dates specified by the Company. On July 13, 2004, each investor contributed 20% of its capital commitment to purchase common shares. The Company called an additional 15% of the common share commitment which was received by the Company during the week of November 15, 2004. On March 18, 2005, the Company called an additional 10% of the common share commitment which was received by the Company on or about April 29, 2005. On October 28, 2005, the Company called an additional 15% of the common share commitment which was received by the Company on or about November 30, 2005. The Company expects to call and receive the remaining 40% of the common share commitments by July 12, 2006. The ratio of contributed to committed capital as of December 31, 2005 was 0.60:1.

Auction Rate Money Market Preferred Capital

At December 31, 2005, the Company had 6,204 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005

1. Organization and Nature of Operations (continued)

Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2005, the Company was in full compliance with such requirements.

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company has entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two-year period based on an agreed-upon drawdown schedule and subject to certain criteria.

The issuances of the APS are expected to total $238 million of the Company’s total capitalization. On July 13, 2004, $37.5 million of the total expected APS issuance was received upon issuance of 1,500 shares. On October 20, 2004, the Company received $35.0 million upon issuance of an additional 1,400 shares of APS. On June 21, 2005, the Company received $34.6 million upon issuance of an additional 1,384 shares of APS. On October 3, 2005, the Company received $48 million upon issuance of an additional 1,920 shares of APS.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager, the audited financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of December 31, 2005, the results of its operations and cash flows for the year then ended, and the changes in net assets for the year then ended and for the period July 13, 2004 (commencement of operations) to December 31, 2004. The following is a summary of the significant accounting policies of the Company.

Investment Valuation

Management values investments held by the Company based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)
December 31, 2005

2. Summary of Significant Accounting Policies (continued)

Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At December 31, 2005, all but 8.22% of the investments of the Company were valued based on prices from a nationally recognized exchange or nationally recognized third-party pricing service.

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a)	for semi-liquid investment positions with a value of $35 million or greater but less than $70 million, the most recent quote provided by an approved investment banking firm;

b)	for semi-liquid investment positions with a value greater than $70 million, the most recent valuation provided by an approved third-party appraisal; and

c)	for illiquid investment positions with a value of $35 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors and subject to their approval. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005
2. Summary of Significant Accounting Policies (continued)

Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005
2. Summary of Significant Accounting Policies (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Investments in Restricted Securities

The Company may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of both the Statement of Investments in Securities of Unaffiliated Issuers and the Statement of Investments in Affiliates. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Company invests in securities traded in foreign countries and denominated in foreign currencies. At December 31, 2005, investments denominated in foreign currencies totaled approximately 5.66% of the Company's total cash and investments.  All such open positions are converted at the closing rate in effect on December 31, 2005 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S dollars on the respective dates of such transactions.  As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency losses of $1,567,100 were included in net unrealized gains on investments at December 31, 2005.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005

2. Summary of Significant Accounting Policies (continued)

the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Open Option Contracts Written

During the year ended December 31, 2005, the Company entered into a put/call agreement with an unaffiliated counterparty with respect to certain shares held by the Company. Under the terms of the agreement, either the counterparty or the Company may cause a sale to the counterparty of 816,615 Series A common shares of Intentia International AB held by the Company at a variable strike price that increases at a rate of 12% per year, subject to certain conditions. The current agreement expires on March 31, 2006. At December 31, 2005, the strike price was equivalent to $2.77 per share, resulting in a liability of $602,290 with respect to the call option written, as reflected in the Statement of Assets and Liabilities. Accordingly, the put option had no value at December 31, 2005. The amount of the liability for the call option written is included in net assets applicable to common shareholders as a reduction of accumulated net unrealized gain on investments.

Debt Issuance Costs

Costs of $7.6 million were incurred in connection with placing the Company’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company’s operations.

Equity Placement and Offering Costs

Placement costs for the Company’s common equity and APS capital were $14.0 million and $3.6 million, respectively. Offering costs totaled $1.0 million. These costs were charged to paid-in capital at the inception of the Company in 2004.

Organization Costs

Organization costs of $2.8 million were incurred in connection with the formation of the Company and expensed to operations at the inception of the Company in 2004.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005

2. Summary of Significant Accounting Policies (continued)

Purchase Discounts

The majority of the Fund’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Dividends to Common Shareholders

Dividends and distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based upon estimated taxable earnings. Net realized capital gains are distributed at least annually. On December 30, 2004, the Board of Directors declared a dividend to common shareholders in the amount of $3.5 million, which was paid on January 31, 2005. The Company distributed an additional $21.0 million to common shareholders during the year ended December 31, 2005.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005

2. Summary of Significant Accounting Policies (continued)

distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted for permanent book and tax differences. These adjustments have no impact on net assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, the timing of the deductibility of certain expenses, and the recognition of dividends declared but not paid, and will reverse in subsequent periods.

Permanent book and tax basis differences may result in reclassifications among undistributed (or distributions in excess of) net investment income, accumulated net realized gain, and paid-in capital. These differences are primarily due to returns of capital, and differing book and tax treatments for short-term realized gains.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at December 31, 2005 were as follows:

Unrealized appreciation	$60,662,133
Unrealized depreciation	(10,505,549)
Net unrealized appreciation (depreciation)	50,156,584

Cost	$606,309,217

During the year ended December 31, 2005 and the period from July 13, 2004 (commencement of operations) to December 31, 2004, the Company declared distributions to common shareholders of $21,000,000 and $3,500,000, respectively, all of which were paid in 2005 and considered 2005 distributions for federal tax purposes as follows:

	2005	2004
Ordinary income distributions	$16,852,343	$-
Capital gain distributions	45,062	-
Returns of capital	7,602,595	-
Total distributions (tax basis)	$24,500,000	$-

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005

2. Summary of Significant Accounting Policies (continued)

During the year ended December 31, 2005 and the period from July 13, 2004 (commencement of operations) to December 31, 2004, the Company paid distributions to preferred shareholders of $3,421,718 and $432,049, respectively, which were considered 2005 and 2004 distributions for federal tax purposes, respectively, as follows:

	2005	2004
Ordinary income distributions	$3,412,593	$-
Capital gain distributions	9,125	-
Returns of capital	-	432,049
Total distributions (tax basis)	$3,421,718	$432,049

There was no tax-basis undistributed ordinary income at December 31, 2005.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

3. Allocations and Distributions

On May 9, 2005, the Series S preferred share (see Note 7) was retired and the Investment Management Agreement was amended such that all amounts formerly distributable to the Series S preferred shareholder as set forth in such agreement became payable to the Investment Manager as a performance fee. Accordingly, distributions made to common shareholders and performance fees distributable to the Investment Manager with respect to any accounting period are determined as follows:

a)
First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals an 8% annual weighted-average return on undistributed capital attributable to the common shares;

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005

3. Allocations and Distributions (continued)

b)
Then, 100% to the Investment Manager as a performance fee until the cumulative amount of such fees equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c)
All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Investment Manager as a performance fee.

The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. If the Company had liquidated all assets at December 31, 2005, performance fees payable to the Investment Manager would have been $11,258,916. A liability for this amount is reflected in the accompanying financial statements.

The retirement of the Series S share and corresponding amendment to the Investment Management Agreement as discussed above had no impact on any shareholder other than the Series S preferred shareholder.

APS dividend rates are determined by auction at periodic intervals and ranged from 4.30% to 4.35% per annum as of December 31, 2005.

The Series Z share dividend rate is fixed at 4% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.25% of the sum of the total common commitments, APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and by the amount of APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $1.422 billion consisting of $711 million of capital committed by investors to purchase the Company’s common shares, $238 million of APS and $473 million of debt. In addition, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005

4. Management Fees and Other Expenses (continued)

transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $473 million (“Total Maximum Commitment”), subject to certain draw down criteria. Amounts drawn under the Senior Facility may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the draw down criteria. The Senior Facility matures July 13, 2012, subject to extension by the lenders at the request of the Company for one 12-month period. Amounts outstanding under the Senior Facility at December 31, 2005 totaled $215 million. Borrowings under the Senior Facility at December 31, 2005 consisted of a $105 million revolving loan due on January 31, 2006, a second revolving loan of $60 million due on January 26, 2006 and $50 million borrowed on the swingline facility which was due to be repaid or converted to a revolving loan by the Company no later than January 19, 2006. As of December 31, 2005, interest payable on amounts outstanding under the Senior Facility was $131,260. During the year ended December 31, 2005, daily weighted-average debt outstanding was $57,356,164. The weighted-average interest rate on debt outstanding during the year ended December 31, 2005 was 4.18%. Interest payments made under the Senior Facility totaled $2,285,962 for the year ended December 31, 2005.

Advances under the Senior Facility bear interest, at the issuer’s option, at either (i) the Eurodollar Rate or Commercial Paper Rate for interest periods of one, two, three, or six months plus 0.43% per annum; or (ii) the higher of (x) the “Prime Rate” plus 0.43% per annum and (y) the “Federal Funds Effective Rate,” plus 0.50% per annum. Additionally, advances under the swingline facility will bear interest at the LIBOR Market Index Rate plus 0.43% per annum. Interest payments vary from monthly to quarterly based on the nature of the advance.

In addition to amounts due on outstanding debt, the Senior Facility accrues fees of 0.20% per annum for the first 550 days following the inception of the Company, and 0.30% thereafter, on the difference between the Total Maximum Commitment and the outstanding balance on the Senior Facility, provided that certain minimum borrowing amounts are achieved based on the table below. In the event the minimum borrowing amounts are not met or exceeded during the respective fee periods, the fees will accrue at 0.43% per annum on the Minimum Borrowing Amount as defined in the table below, in addition to 0.20% per annum for the first 550 days following the inception of the Company, and 0.30% thereafter on the difference between the Total Maximum

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005

5. Senior Secured Revolving Credit Facility (continued)

Commitment and the Minimum Borrowing Amount.

Period	Minimum Borrowing Amount
From Closing Date to End of Month 10 following the Closing Date	0% of Total Maximum Commitment

From Beginning of Month 11 to End of Month 15 following the Closing Date	15% of Total Maximum Commitment

From Beginning of Month 16 to End of Month 20 following the Closing Date	30% of Total Maximum Commitment

From Beginning of Month 21 to End of Month 24 following the Closing Date	40% of Total Maximum Commitment

From Beginning of Month 25 to Maturity	75% of Total Maximum Commitment

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005

7. Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 400 Series Z preferred shares authorized, issued and outstanding as of December 31, 2005.

Series S Preferred Share

The Company had issued one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance fee currently payable to the Investment Manager pursuant to Note 3, above. The Series S preferred share ranked on par with the APS and Series Z preferred shares and voted with them as a single class. The Series S preferred share was redeemable at liquidation preference at any time if the investment advisory agreement with TCP was terminated for any reason. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference. The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005

8. Shareholders’ Capital

Issuances of common stock to the Company’s investors for the periods ended December 31, 2005 and 2004 were as follows:

	Year Ended December 31, 2005	Period from July 13, 2004 (commencement of operations) to December 31, 2004
Number of common shares issued	9,345	13,063

Gross proceeds from share issuance	$177,750,000	$248,850,000
Offering costs	-	(970,426)
Equity placement costs	-	(14,068,750)
APS placement costs	-	(3,570,000)
Net proceeds	$177,750,000	$230,240,824

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005

9. Financial Highlights

	2005	2004(1)

Net assets applicable to common shareholders, beginning of period	$235,307,573	$-

Net common shareholder contributions	177,750,000	230,240,824

Investment operations
Net investment income (loss)	2,761,194	(6,788,961)
Net realized and unrealized gain	39,220,036	17,537,421
Distributions to preferred shareholders from net investment income	(2,360,971)	-
Distributions to preferred shareholders from realized gains	(1,060,747)	-
Distributions to preferred shareholders from returns of capital	-	(432,049)
Net change in reserve for potential distributions to preferred shareholders	1,470,359	(1,749,662)
Net increase in net assets applicable to common shareholders resulting
from operations	40,029,871	8,566,749

Distributions to common shareholders from
Net investment income	(8,159,139)	(3,500,000)
Net realized gains on investments	(5,238,266)	-
Returns of capital	(7,602,595)	-
Total distributions to common shareholders	(21,000,000)	(3,500,000)

Net assets applicable to common shareholders, end of period	$432,087,444	$235,307,573

Per Common Share(2)
Net asset value, beginning of period	$18,013.01	$17,382.68

Investment operations
Net investment income (loss)	126.46	(1,009.58)
Net realized and unrealized gain	2,233.97	2,092.16
Distributions to preferred shareholders from net investment income	(132.75)	-
Distributions to preferred shareholders from realized gains	(59.64)	-
Distributions to preferred shareholders from returns of capital	-	(50.38)
Net change in reserve for potential distributions to preferred shareholders	125.73	(133.94)
Total from investment operations	2,293.77	898.26

Distributions to common shareholders from:
Net investment income	(397.82)	(267.93)
Net realized gains on investments	(255.41)	-
Returns of capital	(370.69)	-
Total distributions to common shareholders	(1,023.92)	(267.93)

Net asset value, end of period	$19,282.86	$18,013.01

Period return on invested assets (4),(5)	19.8%	14.1%

Gross return to common shareholders (4)	14.3%	2.7%
Less: performance fee (4)	2.9%	0.8%
Period return to common shareholders (3),(4)	11.4%	1.9%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005

9. Financial Highlights (continued)

	2005	2004(1)
Ratios and Supplemental Data:
Ending net assets attributable to common shareholders	$432,087,444	$235,307,574
Net investment income (loss) / average common shareholder equity (6)	0.9%	(8.7%)

Expenses / average common equity
Operating expense	8.3%	17.3%
Performance fee	3.6%	-
Total expenses / average common equity (6)	11.9%	17.3%

Portfolio turnover rate (4)	31.6%	17.8%
Weighted-average debt outstanding	$57,356,164	$7,389,535
Weighted-average interest rate	4.2%	2.4%
Weighted-average number of shares	17,097	8,737
Average debt per share	$3,354.75	$845.77

Annualized Inception to Date Performance Data as of December 31, 2005:
Return on common equity (3)	9.1%
Return on invested assets (5)	23.7%
Internal rate of return (7)	7.8%

Asset Coverage:

	December 31,
	2005	2004(1)
Series A Preferred Stock:
Shares outstanding	1,500	1,500
Involuntary liquidation value per share	$25,015	$25,007
Asset coverage per share	$54,163	$60,565

Series B Preferred Stock:
Shares outstanding	1,400	1,400
Involuntary liquidation value per share	$25,057	$25,031
Asset coverage per share	$54,254	$60,623

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (continued)

December 31, 2005

9. Financial Highlights (continued)

Series C Preferred Stock:
Shares outstanding	1,384	-
Involuntary liquidation value per share	$25,078	n/a
Asset coverage per share	$54,298	n/a

Series D Preferred Stock:
Shares outstanding	1,920	-
Involuntary liquidation value per share	$25,036	n/a
Asset coverage per share	$54,209	n/a

Series S Preferred Stock:
Shares outstanding	-	1
Involuntary liquidation value per share	n/a	$1,693,547
Asset coverage per share	n/a	$4,101,670

Series Z Preferred Stock:
Shares outstanding	400	400
Involuntary liquidation value per share	$501	$510
Asset coverage per share	$1,084	$1,234

Senior Secured Revolving Credit Facility:
Debt outstanding	$215,000,000	$91,000,000
Asset coverage per $1,000 of debt outstanding	$802,178	$400,673

(1)	The first year of fund operations, 2004, was a partial year. The Fund commenced operations on July 13, 2004.

(2)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(3)
Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).

(4)	Not annualized for periods of less than one year.

(5)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(6)
Annualized for periods of less than one year. These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company is ramping up.

(7)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the fund. IRR is lower than return on equity as the equity placement and offering costs did not have a P&L impact on the return on equity calculation.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (% of Cash and Investments)

(Unaudited)

December 31, 2005

Portfolio Holdings by Investment Type

Portfolio Holdings by Industry

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers
(Unaudited)

The Directors and executive officers of the Company are listed below. The Board of Directors governs the Company and is responsible for protecting the interests of shareholders. The Directors are experienced executives who meet periodically throughout the year to oversee the Company’s activities, review contractual arrangements with service providers to the Company, and review the Company's performance. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

The Company’s Form N-2 includes more information about the Directors. Shareholders may request a free copy by calling (310) 566-1000. Collect calls for this purpose are accepted.

1. Independent Directors

Name (Age at December 31, 2005)
Principal Occupation(s)

Franklin R. Johnson (69)
- Year of Election or Appointment: 2004
- Director and Chairman of the Audit Committee of the Company. Mr. Johnson currently serves on the board of directors, audit committee and nominating and governance committee of Reliance Steel & Aluminum Co. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm. Mr. Johnson holds a B.S. in accounting and an M.B.A. from the University of California, Los Angeles. Mr. Johnson oversees one portfolio in the fund complex as a director.

M. Christian Mitchell (50)
- Year of Election or Appointment: 2004
- Director and Audit Committee Member of the Company. Mr. Mitchell retired in 2003 from Deloitte & Touche after 26 years. From 2001 to 2003, he was the National Managing Partner of the Mortgage Banking and Finance Companies practice and a member of the National Financial Services Management Committee. From 1998 to 2001, he was the Regional Managing Partner (for the western United States) of the Enterprise Risk Services Practice, including serving on that practice's Global and National Management Committees. He became a director of Hanmi Financial Corporation in 2004, and currently serves as chair of the audit committee and as a member of the planning and compliance committee. Mr. Mitchell holds a B.S. in accounting from the University of Alabama. He oversees one portfolio in the fund complex as a director.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (continued)
(Unaudited)

Brian F. Wruble (62)
- Year of Election or Appointment: 2004
- Director and Audit Committee Member of the Company. Mr. Wruble is a private investor in New York City. He is a general partner of Odyssey Partners, L.P. and was a founder of Odyssey Investment Partners, LLC, both private investment firms in New York. Prior to joining Odyssey in 1995, Mr. Wruble was president and CEO of the Delaware Group of Mutual Funds. Mr. Wruble serves on boards which include the Institute for Advanced Study, the Jackson Laboratory, and the Oppenheimer Funds. He is a past governor of the Association for Investment Management and Research and a past chairman of the Institute of Chartered Financial Analysts. Mr. Wruble has both a bachelors and a masters degree in electrical engineering from Cornell University and an M.B.A. from New York University. Mr. Wruble oversees one portfolio in the fund complex as a director.

2. Interested Directors and Officers

Name (Age at December 31, 2005)
Principal Occupation(s)

Michael E. Tennenbaum (70)
- Year of Election or Appointment: 2006
- Authorized Person of the Company. Mr. Tennenbaum also serves as Senior Managing Partner and a voting member of the Investment Committee of TCP. Before forming TCP and its predecessor, Special Value Investment Management, LLC, he served for 32 years in various capacities at Bear Stearns including Vice Chairman, Investment Banking. His responsibilities at Bear Stearns included managing the firm’s Risk Arbitrage Department, Investment Research Department, Options Department, and its Los Angeles Corporate Finance Department. While at Bear Stearns, Mr. Tennenbaum completed approximately 200 transactions in a variety of industries, including manufacturing, healthcare, gaming, energy, media, transportation and retailing. Mr. Tennenbaum’s activities have included providing financial advisory services, advising on mergers, recapitalizations and private and public financings (both equity and debt), advising with respect to management buyouts, providing expert testimony and fairness opinions, and advising in respect of restructurings and insolvencies.

Mr. Tennenbaum has served on the boards of many public and private companies including Bear Stearns Companies, Inc., Tosco Corporation, and Jenny Craig, Inc. He currently serves as the Chairman of the Boards of Directors of Pemco Aviation Group, Inc. and Anacomp, Inc. While at Bear Stearns, Mr. Tennenbaum's clients included MGM Grand, for whom he helped raise financing for its $1 billion project in Las Vegas; the State of California, whom Mr. Tennenbaum advised on its lengthy privatization of Blue Cross of California; PSA, which was taken public and then was sold to U.S. Air; and Tosco Corporation, for whom he negotiated a significant recapitalization and refinancing. In addition, Mr. Tennenbaum structured and negotiated the sale of Wickes Companies, Inc. and the recapitalization of Jenny Craig, Inc.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (continued)
(Unaudited)

Mr. Tennenbaum is a Trustee Emeritus of the Georgia Tech Foundation and was Chairman of its Investment Committee. He is a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its investment group. He is a Member of the UCLA School of Medicine Board of Visitors, and was a member of the Harvard Business School Board of Associates. Mr. Tennenbaum was a Commissioner on the Intercity High-Speed Rail Commission for California and was Chairman of the California High-Speed Rail Authority. Further, he served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from Harvard Business School. Mr. Tennenbaum oversees one portfolio in the fund complex as a director.

Mark K. Holdsworth (40)
- Year of Election or Appointment: 2004
- Authorized Person of the Company. Mr. Holdsworth is also a Founding Partner and Managing Partner TCP, and is a voting member of its Investment Committee. He also serves as a Director of Pemco Aviation Group, Inc. and as Chairman of its Finance Committee, and as Chairman of the Board of Directors of International Wire Group, Inc. Prior to joining TCP in 1996, he was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. Before employment with US Bancorp Libra, he worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a Los Angeles real estate advisory firm. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

Howard M. Levkowitz (38)
- Year of Election or Appointment: 2004
- Director, President, and Authorized Person of the Company. Mr. Levkowitz is also a Founding Partner and Managing Partner of TCP, and is a voting member of its Investment Committee. Prior to joining TCP in the beginning of 1997, he was an attorney at Dewey Ballantine. Mr. Levkowitz has served on both public and private company boards and is a director of several non-profit organizations. He received a B.A. in History with high honors from the University of Pennsylvania, a B.S. in Economics (concentration in finance) with high honors from the Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees one portfolio in the fund complex as a director.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (continued)
(Unaudited)

Hugh Steven Wilson (58)
- Year of Election or Appointment: 2005
- Chief Executive Officer and Authorized Person of the Company. Mr. Wilson also serves as a Managing Partner and member of the Investment Committee of TCP. He retired from the international law firm of Latham & Watkins on January 1, 2005, where, as a senior partner, he had focused on mergers and acquisitions. He is the former Global Co-Chair of Latham & Watkins’ Mergers and Acquisitions Practice Group and the former Chairman of both the national Litigation Department and the national Mergers and Acquisitions Litigation Practice Group. Mr. Wilson has served as Tennenbaum Capital Partners’ primary outside counsel since its inception. He received a J.D. degree from the University of Chicago Law School in 1971, where he was a member of the law review and Order of the Coif. Mr. Wilson received a Master of Laws degree from Harvard Law School in 1972 and a B.A. from Indiana University in 1968.

Steven C. Chang (33)
- Year of Election or Appointment: 2006
- Authorized Person of the Company. Mr. Chang is also a Partner of TCP and a voting member of its Investment Committee. Prior to joining TCP in 2002, he was a Principal at Barnard & Co., a private equity investment group managing approximately $2 billion focused on growth financings for information technology, business services, and communications companies. Prior to that, he was an analyst at Goldman, Sachs & Co. in Special Situations, a principal investment group focused on distressed strategies and capital structure arbitrage, and an investment banker in the Mergers & Acquisitions and Healthcare groups. Mr. Chang currently serves as a representative for TCP to the boards of Celerity Group, Inc., Information Resources, Inc., Intentia International AB, and ITC Deltacom, Inc. He is a graduate of Stanford University where he received both a B.S. and an M.S. in Biological Sciences, and an A.B. with Distinction in Quantitative Economics.

José E. Feliciano (32)
- Year of Election or Appointment: 2006
- Authorized Person of the Company. Mr. Feliciano is also a Partner of TCP and a voting member of its Investment Committee. Prior to joining TCP in 2001, he served as Chief Financial Officer for an Internet/software company, where he managed the finance, corporate development and human resource functions. Previously, he spent several years at Goldman, Sachs & Co. in the Mergers & Acquisitions and Corporate Finance departments and worked as an Associate at an international private equity firm that focused on providing growth capital for manufacturing, distribution, financial services and media companies. He also serves as a Director of Radnor Holdings Corporation and as a member of the Board of Trustees of the Neighborhood Youth Association, a Los Angeles-based non-profit organization. Mr. Feliciano received a B.S. in Mechanical & Aerospace Engineering (Magna Cum Laude) from Princeton University and an M.B.A. from the Graduate School of Business at Stanford University.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (continued)
(Unaudited)

Paul L. Davis (32)
- Year of Election or Appointment: 2004
- Chief Compliance Officer of the Company. Mr. Davis also serves as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Corporate Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Robert G. DiPaolo (39)
- Year of Election or Appointment: 2004
- Chief Financial Officer of the Company. Mr. DiPaolo is also Chief Financial Officer of TCP and a member of its Investment Committee. Prior to joining TCP in 1999, he was a Vice President of TCW. Previously, Mr. DiPaolo was employed as an audit and business consulting manager at the Los Angeles office of Arthur Andersen & Co., where he conducted financial audits, due diligence reviews, and systems and controls assessments, and served as an instructor at the company’s worldwide training center for the audit and consulting divisions. He graduated with a B.S. in Business Administration from the University of California at Riverside and is a Certified Public Accountant in the State of California.

David A. Hollander (44)
- Year of Election or Appointment: 2004
- Secretary and Authorized Person of the Company. Mr. Hollander also serves as a Managing Director and as General Counsel of TCP, and is a member of its Investment Committee. Prior to joining TCP in 2002, he worked for 16 years as an attorney for O’Melveny & Myers LLP. He specialized in leveraged finance, insolvency, and mergers and acquisitions. He has advised creditors, debtors, and boards of directors. He played a major role in the Phar-Mor and the Excite@Home bankruptcy cases, the leveraged purchases of the Illinois Central Railroad and of Ralphs Grocery Company, and in the sale of MiniMed to Medtronic. He received a B.S. in Economics (concentration in Accounting) with highest honors from the Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was associate editor of the Stanford Law Review.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Changes in Persons Primarily Responsible for Portfolio Management
(Unaudited)

As disclosed in the Company’s Registration Statement on Form N-2, investments of the Company are managed by TCP acting through the voting members of TCP’s Investment Committee with respect to all assets (other than high quality fixed income instruments maturing in less than 367 days from purchase and other than hedging transactions) and utilizing the same macroeconomic and industry analysis together with an intensive bottom-up investment strategy which TCP employs on behalf of its other accounts and which TCP (and prior to its formation, TCO and Michael E. Tennenbaum) has employed since 1987. During the year ended December 31, 2005, Steven C. Chang and José E. Feliciano became voting members of TCP’s Investment Committee. Their background and experience may be found under “Directors and Officers,” above.

Supplemental Tax Information
(Unaudited)

69.2% and 30.8% of the ordinary income distributions paid by the Company during the year ended December 31, 2005 qualify as “interest related dividends” and short-term capital gain distributions, respectively.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Franklin R. Johnson is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent” pursuant to the general instructions to Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $46,000 for 2005 and $40,000 for 2004.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: $53,394 in 2005 and $0 in 2004. The services comprising such fees included assurance work related to preferred stock issuances.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $35,142 in 2005 and $11,604 in 2004. The services comprising such fees included tax return preparation, related tax advice and planning, and miscellaneous tax advice and consulting including concerning various regulated investment company organizational and compliance issues.

(d) All Other Fees. Not applicable.

(e) (1)  Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant’s independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant’s investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e) (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $68,631 for 2005 and $11,604 for 2004.

(h)  The Registrant’s independent auditors provided certain tax services to the Registrant’s investment adviser during 2005 regarding the organization of a fund managed by the investment adviser and the tax treatment of certain potential investments by other clients of the investment adviser. Such services were not subject to pre-approval by the audit committee of the board of directors. The Registrant’s independent auditors did not provide any other non-audit services to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Annual Shareholder Report in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC and Special Value Expansion Fund, LLC have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

DEFINITIONS

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)
Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)
Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)
Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

i)
Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)
Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted June 18, 2004

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a) (1)  The five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Steven C. Chang, José E. Feliciano, Mark K. Holdsworth, Howard M. Levkowitz, and Michael E. Tennenbaum (together, the “Portfolio Managers”). Their titles, business experience, and length of service are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1.

(a) (2)  Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of five other accounts (the “Other Accounts”) managed by Tennenbaum Capital Partners, LLC (the “Investment Manager”), comprised of one other registered investment company with assets of $335.7 million, three other pooled investment vehicles with combined assets of $1,184.3 million, and one separate account with assets of $1.3 million, each as of December 31, 2005. The advisory fee of each of these accounts is based in part on the performance of the account. Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other Accounts, on the other, include the following:

The Other Accounts invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other Accounts. In general, and except with respect to any of the Other Accounts that are being wound down, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of any co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Registrant may desire to retain an asset at the same time that one or more of the Other Accounts desires to sell it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a) (3)  Each of the Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the Portfolio Managers receives fixed periodic distributions from the Investment Manager, and periodic pro rata distributions of the profits of the Investment Adviser based on his equity interest therein. Such distributions include performance fees paid to the Investment Adviser by the Registrant, the other registered investment company, and the separate account. Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”). Each of the Portfolio Managers receives periodic pro rata distributions of the profits of the Managing Members, based on his equity interests therein. Messrs. Chang and Feliciano do not have equity interests in two of the Managing Members. Mr. Tennenbaum receives all distributions from the Investment Manager and the Managing Members through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Each of the Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Adviser based on an assessment by the Investment Adviser of the Portfolio Manager’s relative contribution to the Investment Adviser’s overall activities. TCO is reimbursed by the Investment Adviser, the Registrant, and/or one or more of the Other Accounts for the reasonable business use of a private aircraft. The Investment Manager pays a monthly rental fee to TCO for the use of certain personal property items.

(a) (4)  The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2005 is as follows:

Steven C. Chang	$100,001-$500,000
José E. Feliciano	$50,001-$100,000
Mark K. Holdsworth	Over $1,000,000
Howard M. Levkowitz	Over $1,000,000
Michael E. Tennenbaum	Over $1,000,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b) None.

ITEM 12. EXHIBITS.

(a) (1)  Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Opportunities Fund, LLC

By: /s/ Hugh Steven Wilson

Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Hugh Steven Wilson

Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: March 10, 2006

By: /s/ Robert G. DiPaolo

Name: Robert G. DiPaolo
Title: Chief Financial Officer
Date: March 10, 2006